                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 -------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 21, 2000
                                                --------------------------------

                         EQUALNET COMMUNICATIONS CORP.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


Texas                                   0-25482                 76-0457803
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission File Number)    (IRS Employer
of Incorporation)                                           Identification No.)


1250 Wood Branch Park Drive, Houston, TX                                77079
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code   (281) 529-4600
                                                  ------------------------------

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 4. Changes in Certifying Accountant

        The accounting firm of Ernst & Young LLP ("Ernst & Young") has resigned as the independent accountant for Equalnet communications Corp. ("Registrant") effective June 21, 2000. Ernst & Young issued reports on the financial statements of Registrant as of June 30, 1999 and 1998. Such reports were qualified by the assumption that Registrant will continue as a going concern.

        The resignation of Ernst & Young occurred without action by the board of directors or the audit committee of Registrant. There were no disagreements between Registrant and Ernst & Young on financial accounting and reporting matters or auditing procedures with respect to the financial statements for June 30, 1999 and 1998.

        Registrant has not yet engaged an independent accountant as a successor to Ernst & Young.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (c) Exhibits

Exhibit Number     Description
--------------     ------------
    16.            Letter from Ernst & Young LLP dated June 23, 2000.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EQUALNET COMMUNICATIONS CORP.


                                        By: /s/ Mitchell H. Bodian
                                           ------------------------------------
                                            Mitchell H. Bodian
                                            President & Chief Executive Officer


Date: June 23, 2000

                                 EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------

     16          Letter from Ernst & Young LLP dated June 23, 2000.